UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of Report (Date of Earliest event Reported): December 13, 2011

CRATER MOUNTAIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                               20-8837756

(State or other jurisdiction of incorporation or organization)               (I.R.S. Employer Identification No.)

 4666 Mission Avenue, Suite 1

San Diego, CA 92116

(Address of principal executive offices) (Zip Code)

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

-      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

-      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

-      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d        -2(b))

-      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e        -4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 17, 2011, Crater Mountain Resources, Inc. (“Registrant”) made an investment in China Shouguan Mining Corporation (“CSM”) in the amount of $60,000. Registrant purchased 298,507 shares of common stock of CSM in the initial public offering of CSM, pursuant to a Form S-1 registration statement filed with and approved by the U.S. Securities and Exchange Commission on December 28, 2010. The shares purchased are registered and freely tradeable. Registrant became a minority shareholder of CSM following completion of the purchase of the shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2011	Crater Mountain Resources, Inc.
(Registrant)

	By:	/s/ Roger Renken
Roger Renken, Chief Executive Officer